Exhibit 10.1

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (the “Agreement”) is made and entered into effective as of March 26, 2010 (“Effective Date”) by and among Medtronic, Inc., on its own behalf and on behalf of its respective subsidiaries and Affiliates (as defined below) (collectively, “Medtronic”) and AGA Medical Corporation, on its own behalf and on behalf of its subsidiaries and Affiliates (as defined below) (collectively, “AGA”). Medtronic and AGA are each individually a “Party” to this Agreement and are collectively referred to in this Agreement as the “Parties.”

WHEREAS, Medtronic, Inc. and AGA Medical Corporation are parties to a lawsuit in the United States District Court for the Northern District of California entitled Medtronic, Inc. v. AGA Medical Corporation, Civil Action No. C07 00567 MMC (the “Litigation”); and

WHEREAS, the Parties have reached a settlement of all claims, counterclaims and causes of action set forth in the Litigation; and

WHEREAS, the Parties wish to set forth in this Agreement the terms and conditions of their settlement;

NOW, THEREFORE, for and in consideration of the mutual promises, licenses, covenants, and rights contained herein, the Parties agree as follows:

1.                                       DEFINITIONS

As used herein, the following definitions shall have the meaning set forth below:

A.                                   “Affiliate” shall mean any corporation, firm, partnership, joint venture or other entity which, now or hereafter, directly or indirectly owns, is owned by or is under common ownership of a Party. “Owned” for purposes of determining Affiliates shall mean ownership or control of more than fifty percent (50%) (or any lesser percentage which is the maximum allowed, by law, to be owned by a corporation or other entity in a particular jurisdiction) of the equity or other ownership interest having the power to vote on or direct the affairs of such corporation, firm, partnership, joint venture or other entity. Affiliates shall include any entity that first becomes an Affiliate after the date of this Agreement unless specifically excluded. Any such entity ceases to be an Affiliate when it is no longer owned by or under common ownership of a Party.

B.                                     “Have Made” shall mean to have Covered Products made under the license granted herein by a third-party manufacturer solely for or on behalf of AGA, and solely for sale or other distribution to health care providers by AGA either directly or through a distributor, provided that AGA has developed or acquired the designs, specifications, schematics, or the like for such Covered Product. In no event shall a Have Made right constitute a sub-license. For the avoidance of doubt, in no event shall “Have Made” mean having Covered Products made in such a way as to manufacture any product for or on behalf of any company other than AGA on an original equipment manufacturer basis.

C.                                   “License Term” shall mean through the legal expiration date of the last to expire of the Licensed Patents, but in no event earlier than October 23, 2018.

D.                                  “Licensed Patents” shall mean the following: United States Patent Nos. 5,067,957; 5,190,546; 6,306,141; their foreign counterparts; and any related patent and/or patent application claiming priority, directly or indirectly, in whole or in part, from any of them or sharing priority with any of them, including any application claiming priority from United States Application No. 06/541,852.

E.                                    “Covered Product” or “Covered Products” shall mean that AGA has a license to use the Licensed Patents for all current and existing AGA products, any modifications or improvements to any of the existing products, and any products that in the future AGA may choose to develop and commercialize that contain nitinol.

2.                                      LICENSE GRANT

Medtronic hereby grants to AGA a worldwide, irrevocable, non-exclusive, non-sublicensable (except to customers or end users of Covered Products made or sold by or on behalf of AGA) and non-assignable license to the Licensed Patents to make, Have-Made, sell, offer to sell, use, and import Covered Products during the License Term. It is the intent of the Parties that the license granted herein does not include the right to sell Covered Products where a third-party private label is predominant.

3.                                      PAYMENT

To the extent that within the thirty (30) days preceding any of the Payment Dates listed in this paragraph, AGA has made, used or sold or is making, using or selling any Covered Product, AGA shall pay to Medtronic, by wire transfer to an account directed by Medtronic (the current account being specified in Exhibit A to this Agreement), the following sums on the following Payment Dates:

A)      Seven and a Half Million Dollars ($7,500,000) on April 15, 2010;

B)        Seven and a Half Million Dollars ($7,500,000) on the first business day of January, 2012;

C)        Ten Million Dollars ($10,000,000) on the first business day of January, 2013; and

D)       Ten Million Dollars (10,000,000) on the first business day of January, 2014.

4.                                       NO CHALLENGE TO PATENTS

AGA hereby covenants that it shall not directly challenge, or indirectly challenge or otherwise voluntarily assist a third party in any way to challenge, the validity or enforceability of any of the Licensed Patents, or take any other action against the Licensed Patents, in a court, government agency, or other venue or in any other manner. It is agreed and acknowledged that AGA’s mandatory response to any judicial process, including, for example, subpoenas, does not constitute a “challenge” or voluntary third party assistance hereunder.

5.                                      RELEASE

For good and valuable consideration, Medtronic hereby releases, exonerates and forever and unconditionally discharges AGA and its officers, directors, employees, representatives, shareholders, successors, assigns, agents, and each past, present, direct or indirect parent, subsidiary, division or affiliated entity from any and all claims and causes of action, arising directly or indirectly out of the facts, transactions, and/or occurrences which are the subject of the Litigation, including but not limited to the claims asserted in the Litigation and any claims that reasonably could have been asserted in the Litigation with respect to the Covered Products. This Release shall not be effective until Medtronic receives the first payment from AGA as set forth in Section 3, above.

For good and valuable consideration, AGA hereby releases, exonerates and forever and unconditionally discharges Medtronic and its officers, directors, employees, representatives, shareholders, successors, assigns, agents, and each past, present, direct or indirect parent, subsidiary, division or affiliated entity from any and all claims and causes of action, arising directly or indirectly out of the facts, transactions, and occurrences which are the subject of the Litigation, including but not limited to the counterclaims asserted in the Litigation and any claims that reasonably could have been asserted in the Litigation with respect to the patents at issue in the Litigation.

6.                                       DISMISSAL OF THE LITIGATION

Within three (3) business days of the execution of this Agreement by all Parties, the Parties shall cause their attorneys to file in the Litigation a Stipulation for Dismissal With Prejudice and Proposed Order in the forms attached hereto as Exhibits B and C, which shall include a statement to the effect that each party to the action shall bear its own costs and fees, including attorneys’ fees. Notwithstanding the dismissal of the Litigation, the obligations of the Parties under the Stipulated Protective Order entered by the Court on or about August 30, 2007, shall remain in full force and effect and shall continue to be complied with by the Parties in accordance with the terms of the Protective Order.

7.                                       REPRESENTATION AND WARRANTIES

The Parties represent and warrant to each other that they have the full power and authority to enter into this Agreement and to make the promises and undertakings set forth herein. The Parties further represent and warrant to each other that they have not sold, assigned, transferred, conveyed, or otherwise disposed of any of the claims or causes of action in the Litigation or any of the rights that are the subject of conveyance under this Agreement. Medtronic further represents and warrants to AGA that Medtronic is the sole owner of the Licensed Patents relative to the Covered Products in the fields of structural heart and vascular use unencumbered by any right, claim or interest of any other person or entity. Medtronic further represents and warrants that the transfer or conveyance of any future right, title or interest in the Licensed Patents shall be conditioned upon the recipient’s contractual agreement to the terms of this Agreement.

8.                                      CONFIDENTIALITY

Except to the extent reasonably necessary to satisfy corporate, financial or regulatory disclosure requirements (including but not limited to disclosure pursuant to applicable securities or to the Internal Revenue Service), or as otherwise required by law or judicial process, the Parties agree that the terms of this Agreement shall remain confidential and shall not be disclosed to any third party. If any party is served with judicial process that it determines requires disclosure of this Agreement or any of its terms, it shall notify the other Party within five (5) business days of the receipt of such judicial notice and shall consult in good faith with the other Party regarding the necessity for any such disclosure, the terms of any such disclosure, and whether measures should be taken to oppose or restrict access to the Agreement or its terms. The Parties shall cooperate in drafting the language of a press release that publicly announces that the Parties have reached an agreement to resolve the Litigation, that the Litigation has been dismissed, the payments to be made by AGA, and that AGA has taken a license under and has received freedom to operate relative to certain of Medtronic’s patents.

9.                                      ENTIRE AGREEMENT

This Agreement (which includes any exhibits attached hereto) contains the entire agreement and understanding between the Parties concerning the subject of this Agreement and supersedes all previous negotiations, discussions and agreements. This Agreement shall not be modified, amended, or otherwise changed except by a writing executed by the Parties.

10.                                 GOVERNING LAW

This Agreement, and the performance hereunder, shall be governed by the laws of the State of Minnesota and any claims arising out of this Agreement shall be venued and subject to the exclusive jurisdiction of a state or federal court of the State of Minnesota.

11.                                 COUNTERPARTS

This Agreement may be executed in counterparts (each of which shall be deemed an original), and receipt by facsimile or other electronic transmission of executed copies shall be legally binding.

12.                                 SEVERABILITY/INTERPRETATION

Excepting the license, releases and payments set forth above, in the event that any provision of this Agreement is found to be prohibited by law or otherwise invalid, or if for any reason a provision of this Agreement is held to be unenforceable, in whole or in part, it shall be considered severable and shall be ineffective only to the extent of such prohibition, invalidity or unenforceability without invalidating or having any other adverse effect upon any other provision of this Agreement. Each Party was represented by counsel in the negotiation and preparation of this Agreement, and in no event shall any provision hereof be interpreted against either Party as the drafter hereof.

13.                                 NOTICES

Any notice or other written statement permitted or required by this Agreement shall be in writing and shall be sent by certified mail (return receipt requested), overnight courier, or hand delivery at the respective addresses set forth below, or such other addresses as the respective Parties may from time to time designate:

To MEDTRONIC:

Medtronic, Inc.

Corporate Center

710 Medtronic Parkway

Minneapolis, Minnesota 55432

Attention:     General Counsel

To AGA:

AGA Medical Corporation

5050 Nathan Lane North

Plymouth, MN 55442

Attention:     General Counsel

14.                                 CAPTIONS

Captions and paragraph headings in this Agreement are intended only as a matter of convenience and for reference, and are not intended to define, limit or otherwise change in any way the scope of this Agreement or the intent of any provision herein.

[The reminder of this page left intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date(s) set forth below.

MEDTRONIC, INC.

Dated:	March 26, 2010
By	Andrew W. Horstman
Its	VP-IP Litigation

AGA MEDICAL CORPORATION

Dated:	March 26, 2010
By	John R. Barr
Its	President & CEO

Exhibit A

Wire Transfer Instructions – Medtronic / AGA Settlement Agreement

Exhibit B

Insert Stipulation for Dismissal With Prejudice

James J. Elacqua (CSB No. 187897)		Steven D. Hemminger (CSB No. 110665)
james.elacqua@skadden.com		steve.hemminger@alston.com
Andrew N. Thomases (CSB No. 177339)		ALSTON & BIRD LLP
andrew.thomases@skadden.com		Two Palo Alto Square
SKADDEN, ARPS, SLATE, MEAGHER		3000 El Camino Real, Suite 400
& FLOM LLP		Palo Alto, California 94306-2112
525 University Avenue, Suite 1100		Telephone:	(650) 838-2000
Palo Alto, California 94301		Facsimile:	(650) 838-2001
Telephone:	(650) 470-4500
Facsimile:	(650) 470-4550	Michael S. Connor (Pro Hac Vice)
mike.connor@alston.com
Noemi C. Espinosa (CSB No. 116753)		Lance A. Lawson (Pro Hac Vice)
nicky.espinosa@dechert.com		lance.lawson@alston.com
Michelle W. Yang (CSB No. 215199)		Miranda M. Sooter (Pro Hac Vice)
michelle.yang@dechert.com		miranda.sooter@alston.com
Hieu H. Phan (CSB No. 218216)		Jessica J. Sibley (Pro Hac Vice)
hieu.phan@dechert.com		jessica.sibley@alston.com
Joshua C. Walsh-Benson (CSB No. 228983)		ALSTON & BIRD LLP
joshua.walsh-benson@dechert.com		101 South Tryon Street, Suite 4000
DECHERT LLP		Charlotte, North Carolina 28280-4000
2440 W. El Camino Real, Suite 700		Telephone:	(704) 444-1000
Mountain View, California 94040-1499		Facsimile:	(704) 444-1111
Telephone:	(650) 813-4800
Facsimile:	(650) 813-4848

Attorneys for Plaintiff		Attorneys for Defendant
MEDTRONIC, INC.		AGA MEDICAL CORPORATION

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

MEDTRONIC, INC., a Minnesota corporation,	Case No. C07-00567 MMC

Plaintiff,	STIPULATION FOR DISMISSAL WITH PREJUDICE

v.

AGA MEDICAL CORPORATION, a Minnesota corporation,

Defendant.

STIPULATION FOR DISMISSAL WITH PREJUDICE / CASE NO. C07-00567 MMC

The parties having reached a settlement in this matter,

THE PARTIES NOW HEREBY STIPULATE to the dismissal of this action, such dismissal to be with prejudice and with each party to bear its own costs, expenses and attorneys’ fees incurred in this litigation.

Dated: March , 2010	SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

By:
James J. Elacqua
Andrew N. Thomases
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM LLP
525 University Avenue, Suite 1100
Palo Alto, CA 94301
Telephone: (650) 470-4500

Noemi C. Espinosa
Michelle W. Yang
Hieu H. Phan
Joshua C. Walsh-Benson
DECHERT LLP
2440 W. El Camino Real, Suite 700
Mountain View, CA 94040-1499
Telephone: (650) 813-4800

Attorneys for Plaintiff
MEDTRONIC, INC.

Dated: March , 2010	ALSTON & BIRD LLP

By:
Steven D. Hemminger
ALSTON & BIRD LLP
Two Palo Alto Square
3000 El Camino Real, Suite 400
Palo Alto, CA 94306-2112
Telephone: (650) 838-2000

Michael S. Connor
Lance A. Lawson
Miranda M. Sooter
Jessica J. Sibley
ALSTON & BIRD LLP
101 South Tryon Street, Suite 4000
Charlotte, North Carolina 28280-4000
Telephone: (704) 444-1000

Attorneys for Defendant
AGA MEDICAL CORPORATION

STIPULATION FOR DISMISSAL WITH PREJUDICE / CASE NO. C07-00567 MMC

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Exhibit C

Insert Proposed Order for Dismissal With Prejudice

James J. Elacqua (CSB No. 187897)		Steven D. Hemminger (CSB No. 110665)
james.elacqua@skadden.com		steve.hemminger@alston.com
Andrew N. Thomases (CSB No. 177339)		ALSTON & BIRD LLP
andrew.thomases@skadden.com		Two Palo Alto Square
SKADDEN, ARPS, SLATE, MEAGHER		3000 El Camino Real, Suite 400
& FLOM LLP		Palo Alto, California 94306-2112
525 University Avenue, Suite 1100		Telephone:	(650) 838-2000
Palo Alto, California 94301		Facsimile:	(650) 838-2001
Telephone:	(650) 470-4500
Facsimile:	(650) 470-4550	Michael S. Connor (Pro Hac Vice)
mike.connor@alston.com
Noemi C. Espinosa (CSB No. 116753)		Lance A. Lawson (Pro Hac Vice)
nicky.espinosa@dechert.com		lance.lawson@alston.com
Michelle W. Yang (CSB No. 215199)		Miranda M. Sooter (Pro Hac Vice)
michelle.yang@dechert.com		miranda.sooter@alston.com
Hieu H. Phan (CSB No. 218216)		Jessica J. Sibley (Pro Hac Vice)
hieu.phan@dechert.com		jessica.sibley@alston.com
Joshua C. Walsh-Benson (CSB No. 228983)		ALSTON & BIRD LLP
joshua.walsh-benson@dechert.com		101 South Tryon Street, Suite 4000
DECHERT LLP		Charlotte, North Carolina 28280-4000
2440 W. El Camino Real, Suite 700		Telephone:	(704) 444-1000
Mountain View, California 94040-1499		Facsimile:	(704) 444-1111
Telephone:	(650) 813-4800
Facsimile:	(650) 813-4848

Attorneys for Plaintiff		Attorneys for Defendant
MEDTRONIC, INC.		AGA MEDICAL CORPORATION

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

MEDTRONIC, INC., a Minnesota corporation,	Case No. C07-00567 MMC

Plaintiff,	[PROPOSED] ORDER FOR DISMISSAL WITH PREJUDICE

v.

AGA MEDICAL CORPORATION, a Minnesota corporation,

Defendant.

[PROPOSED] ORDER FOR DISMISSAL WITH
PREJUDICE / CASE NO. C07-00567 MMC

ORDER

IT IS HEREBY ORDERED that this action is dismissed with prejudice, with each party to bear its own costs, expenses and attorneys’ fees incurred in this litigation.

Dated: March , 2010
HONORABLE MAXINE M. CHESNEY UNITED STATES DISTRICT JUDGE

[PROPOSED] ORDER FOR DISMISSAL WITH PREJUDICE / CASE NO. C07-00567 MMC

2